                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                            Giddings & Lewis, Inc.
.............................................................................
               (Name of Registrant as Specified In Its Charter)

                            Giddings & Lewis, Inc.
..............................................................................
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:
         .......................................................................

      2) Aggregate number of securities to which transaction applies:
         .......................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: _/
         .......................................................................

      4) Proposed maximum aggregate value of transaction:
         .......................................................................

_/ Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ......................................................

      2) Form, Schedule or Registration Statement No.:
         ......................................................

      3) Filing Party:
         ......................................................

      4) Date Filed:
         ......................................................


Notes:

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 27, 1994

To the Shareholders of
 Giddings & Lewis, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Giddings & Lewis, Inc. (the "Company") will be held on Wednesday, April 27, 1994, at 11:00 A.M., local time, at the Ramada Hotel, 1 North Main Street, Fond du Lac, Wisconsin 54935, for the following purposes:

 1. To elect three directors to hold office until the 1997 annual meeting of shareholders and until their successors are duly elected and qualified.

 2. To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

 The close of business on March 4, 1994 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

 A proxy for the meeting and a proxy statement are enclosed herewith.

                                          By Order of the Board of Directors
                                          GIDDINGS & LEWIS, INC.

                                          Richard C. Kleinfeldt
                                          Secretary

Fond du Lac, Wisconsin
March 24, 1994

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                                      LOGO

                                142 DOTY STREET
                          FOND DU LAC, WISCONSIN 54935

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 27, 1994


 This proxy statement is being furnished to shareholders by the Board of Directors (the "Board") of Giddings & Lewis, Inc. (the "Company") beginning on or about March 24, 1994 in connection with a solicitation of proxies by the Board for use at the annual meeting of shareholders to be held on Wednesday, April 27, 1994, at 11:00 A.M., local time, at the Ramada Hotel, 1 North Main Street, Fond du Lac, Wisconsin 54935, and all adjournments or postponements thereof (the "Annual Meeting") for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.

 Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

 A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR the three persons nominated for election as directors referred to herein and on such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board has no knowledge of any matters to be presented for action by the shareholders at the Annual Meeting.

 Only holders of record of the Company's common stock, $.10 par value per share (the "Common Stock"), at the close of business on March 4, 1994 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 34,272,058 shares of Common Stock, each of which is entitled to one vote per share.

                             ELECTION OF DIRECTORS

 The Company's By-laws provide that the directors shall be divided into three classes, with staggered terms of three years each. At the Annual Meeting, the shareholders will elect three directors to hold office until the 1997 annual meeting of shareholders and until their successors are duly elected and qualified. Unless shareholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the three persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominees should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for other nominees selected by the Board. Directors will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of directors. Votes will be tabulated by inspectors of election appointed by the Board.

 The following sets forth certain information, as of March 1, 1994, about each of the Board's nominees for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting.

                  NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                           Terms expiring April 1997

               JOSEPH R. COPPOLA, 63, has served as Chairman of the Board and
- ------------   Chief Executive Officer of the Company since July 1993. Prior
- ------------   thereto, Mr. Coppola was Senior Vice President of Manufacturing
               Services for Cooper Industries, Inc. (a manufacturer of electrical equipment, tools and hardware, automotive products and petroleum and industrial equipment).
               Director since: 1989


- ------------   CLYDE H. FOLLEY, 66, served as Vice Chairman and as Chief
               Financial Officer of Ingersoll-Rand Company (a manufacturer of compressors, automated tools and construction, mining and industrial process equipment) from 1986 until his retirement in August 1992. Mr. Folley served as Chairman of the Board and Chief Executive Officer of the Company from April 1993 to June 1993. Mr. Folley is a director of Faber-Castell Corporation.
- ------------

               Director since: 1990

               BEN R. STUART, 59, has served as President and Chief Executive
- ------------   Officer of Dresser-Rand Company (a manufacturer of centrifugal,
- ------------   axial and reciprocating compressors, gas and steam turbines and electric motors) since March 1992. Since 1988, Mr. Stuart has also served as Senior Vice President-Operations of Dresser Industries, Inc. (a manufacturer of drilling, mining and energy processing equipment). Mr. Stuart is a director of CRSS, Inc.

               Director since: 1990

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.

                         DIRECTORS CONTINUING IN OFFICE

                           Terms expiring April 1995

               JOHN A. BECKER, 52, has served as President and Chief Operating
- ------------   Officer of Firstar Corporation (a bank holding company) since
- ------------   February 1991 and as President since January 1990. Mr. Becker had been Chairman and Chief Executive Officer of Firstar Bank Milwaukee, N.A. (a subsidiary of Firstar Corporation) from September 1989 to February 1991. Prior thereto, Mr. Becker had served as President and/or Chief Executive Officer of Firstar Bank Milwaukee, N.A. from January 1987 to September 1989. Mr. Becker is a director of Firstar Corporation and Firstar Trust Company.

               Director since: 1989

               PETER P. DONIS, 69, served as President and Chief Operating
- ------------   Officer of Caterpillar Inc. (a manufacturer of construction
- ------------   equipment) from 1985 until his retirement in June 1989. Mr.
               Donis retired as a director of the Company at the time of the 1993 annual meeting of shareholders. In June 1993, Mr. Donis was reappointed as a director to fill a vacancy on the Board. Mr. Donis is also a director of Thomas Industries, Inc. Director since: 1989

- ------------   JAMES R. UNDERKOFLER, 70, has served as Chairman and Chief
               Executive Officer of H.C. Prange Company (an operator of retail stores) since February 1994. Mr. Underkofler retired as Chairman and Chief Executive Officer of WPL Holdings, Inc. (a holding company with utility and nonutility businesses) and as Chairman of its Wisconsin Power and Light Company and Heartland Development Corporation subsidiaries in July 1990. Mr. Underkofler served in a number of senior management positions with Wisconsin Power and Light Company from 1960 until his retirement. Mr. Underkofler retired as a director of the Company at the time of the 1993 annual meeting of shareholders. In June 1993, Mr. Underkofler was reappointed as a director to fill a vacancy on the Board. Mr. Underkofler also serves as a director of WPL Holdings, Inc., Wisconsin Power and Light Company and Heartland Development Corporation.

- ------------

               Director since: 1989

                           Terms expiring April 1996

               ALBERT J. BACIOCCO, JR., 63, has served as President of The
- ------------   Baciocco Group, Inc. (a technical and management consulting
- ------------   firm) since April 1987. A 1953 graduate of the U.S. Naval
               Academy, Mr. Baciocco retired from naval service as a Vice Admiral in 1987, after thirty-four years of distinguished service in the submarine force and in naval research and technology development. Mr. Baciocco is a director of Honeywell, Inc., Vectra Technologies, Inc. (formerly Pacific Nuclear Systems, Inc.), and Golder Federal Services, Inc.

               Director since: 1992

- ------------   RUTH M. DAVIS, 65, has served as President and Chief Executive
- ------------   Officer of The Pymatuning Group, Inc. (a technology management services firm) since 1981 and as Chairperson of The Aerospace Corporation (a nonprofit entity engaged in government-sponsored research and development) since December 1992. Dr. Davis is a trustee of Consolidated Edison Company of New York and is a director of Air Products and Chemicals, Inc., Ceridian Corporation, Premark International, Inc., SofTech, Inc., Sprint Corporation, and Varian Associates, Inc.

               Director since: 1993

               BENJAMIN F. GARMER, III, 52, has been a partner in the law firm
- ------------   of Foley & Lardner, Milwaukee, Wisconsin, since 1974 and has
- ------------   been an attorney with such firm since 1967. Foley & Lardner has acted as outside counsel for the Company since its initial public offering in 1989.
               Director since: 1990

- ------------   RICHARD C. KLEINFELDT, 52, has served as Vice President-Finance of the Company since May 1989 and as Secretary since July 1989. Mr. Kleinfeldt has been employed by the Company since 1964 and served as Vice President-Finance of the Giddings & Lewis
               Machine Tool Division of United Dominion Industries, Inc. from 1987 to July 1989.

- ------------
               Director since: 1989

                               BOARD OF DIRECTORS


GENERAL

 The Board has standing Audit, Compensation, and Executive/Nominating Committees. The Audit Committee recommends to the Board the appointment of independent auditors, approves the scope of the annual audit activities of the auditors, approves the audit fee payable to the auditors and reviews audit results. Dr. Davis and Messrs. Donis, Folley (Chairman) and Underkofler are members of the Audit Committee. The Audit Committee held three meetings in 1993. The Compensation Committee (i) reviews and recommends to the Board the compensation structure for the Company's directors, officers and other managerial personnel, including salary rates, participation in any incentive bonus plans, fringe benefits, non-cash perquisites and other forms of compensation, and (ii) administers the Company's 1989 Restricted Stock Plan (the "1989 Restricted Stock Plan"), 1989 Stock Option Plan (the "1989 Stock Option Plan"), 1993 Stock and Incentive Plan (the "1993 Plan"), and Independent Director Stock Based Incentive Plan (the "Independent Director Plan"). Messrs. Baciocco, Becker, Garmer and Stuart (Chairman) are members of the Compensation Committee. The Compensation Committee held six meetings in 1993. The Executive/Nominating Committee may exercise all of the powers of the Board when the Board is not in session, except as otherwise provided by law or the Company's By-laws. The Executive/Nominating Committee also recommends persons to be nominated by the Board for election as directors of the Company and recommends persons to fill vacancies on the Board. Messrs. Baciocco, Becker, Coppola (Chairman) and Folley are members of the Executive/Nominating Committee. The Executive/Nominating Committee held one meeting in 1993. The Executive/Nominating Committee will consider nominees recommended by shareholders, but has no established procedures which shareholders must follow to make a recommendation.

 The Board held eight meetings in 1993. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the year.

DIRECTOR COMPENSATION

 Retainer and Fees. Directors who are officers or employees of the Company receive no compensation for service as members of the Board. Directors who are not officers or employees of the Company or any affiliate of the Company ("non-employee directors") are paid an annual retainer fee of $17,000, plus a fee of $1,000 for each Board meeting attended and a fee of $1,000 ($1,200 for the committee chairman) for each committee meeting attended. Payment of director fees may be deferred, in whole or in part, at the option of a non-employee director, under the Company's Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan"). The Deferred Compensation Plan provides that any fees deferred thereunder shall be credited at the end of each quarter to (i) a share account, which allows for the purchase of share units that represent shares of Common Stock, (ii) a cash account, which pays interest at a rate based on the ninety-day Treasury bill rate over the past twelve months, or (iii) a combination of both. The amount deferred under the Deferred Compensation Plan will be paid, at the non-employee director's option, in a lump sum, or over a ten-year period commencing, on the first business day of the calendar year following the year during which the non-employee director ceases to be a director of the Company.

 Stock Based Plans. The Company maintains the Independent Director Plan for its non-employee directors. Under the Independent Director Plan, on each date on which a non-employee director is elected or re-elected (whichever the case may be) (the "Election Date") to serve on the Board, such non-employee director will automatically receive options to purchase 1,000 shares of Common Stock. Options granted under the Independent Director Plan are not exercisable until such non-employee director's term as a director (which began as of the Election Date for which such options were granted) has expired; provided, however, that if a non-employee director's status as a director terminates due to such non-employee director's death, disability or retirement after reaching age 65, the options will become immediately exercisable in full. The purchase price at which shares of Common Stock may be purchased under the Independent Director Plan will be equal to the closing price of a share of Common Stock on the Election Date (or if such day is a day for which no closing price is set forth, the next preceding day for which a closing price is so set forth). Stock options granted under the Independent Director Plan will terminate on the earlier of ten years following a non-employee director's Election Date; six months after the non-employee director ceases to be a director of the Company by reason of death, disability or retirement; or the time at which the non-employee director ceases to be a director of the Company for any reason other than by reason of death, disability or retirement. All stock options granted under the Independent Director Plan are non-qualified stock options for purposes of the Internal Revenue Code. The aggregate number of shares of Common Stock eligible for issuance to non-employee directors upon the exercise of stock options under the Independent Director Plan is 50,000. On May 14, 1993, each of Dr. Davis and Messrs. Baciocco and Garmer were granted options to purchase 1,000 shares of Common Stock at a per share exercise price of $23.875. On June 8, 1993, upon his reappointment to the Board, Mr. Donis was granted an option to purchase 1,000 shares of Common Stock at a per share exercise price of $22.25. The options will become exercisable upon the expiration of the current terms of each of said non-employee directors. Except for Mr. Donis who exercised an option for 1,000 shares of Common Stock and realized a gain of $9,188 and Mr. Underkofler who exercised options for 2,000 shares of Common Stock and realized a gain of $14,688, no other options granted to the non-employee directors under the Independent Director Plan were exercised in 1993. Messrs. Donis and Underkofler continue to hold the shares of Common Stock acquired in connection with the foregoing stock option exercises.

 The non-employee directors of the Company are also eligible to receive automatic grants of shares of restricted Common Stock under the 1993 Plan. Under the terms of the 1993 Plan, each non-employee director of the Company will automatically be granted, on the date of the Company's annual meeting of shareholders in each year during the existence of the 1993 Plan, such number of shares of restricted stock (rounded to the next highest whole number) equal to 50% of such director's annual retainer fee for serving as a director of the Company divided by the closing price of the Common Stock on the day preceding the date of grant (or if such day is a day for which no closing price is set forth, the next preceding date for which a closing price is set forth). The annual retainer fee used in making the foregoing determination is the annual retainer fee in effect on the date of grant, exclusive of committee, attendance or other fees to which the non-employee director may otherwise be entitled. Shares of restricted stock granted to a non-employee director will not be eligible to be sold or otherwise transferred while the non-employee director remains a director of the Company and thereafter such restrictions will lapse. However, in the event the non-employee director has not served as a director of the Company for at least three calendar years at the time his or her service as a director ends, the shares of restricted stock held by such non-employee director will be forfeited to the Company. The non-employee directors are entitled to exercise full voting rights and receive any dividends or other distributions paid with respect to their shares of restricted stock. On May 14, 1993, 357 shares of restricted stock were awarded under the 1993 Plan to each of Dr. Davis and Messrs. Baciocco, Becker, Coppola, Garmer and Stuart.

                             PRINCIPAL SHAREHOLDERS

MANAGEMENT

 The following table sets forth information, as of March 1, 1994, regarding beneficial ownership of Common Stock by each director and nominee, each of the executive officers named in the Summary Compensation Table set forth below, and all of the directors and executive officers (including the executive officers named in the Summary Compensation Table) as a group. The directors and executive officers of the Company own less than 1% of the outstanding shares of Common Stock.

                                                             AMOUNT AND NATURE
                                                               OF BENEFICIAL
      NAME OF BENEFICIAL OWNER                               OWNERSHIP(1)(2)(3)
      ------------------------                               ------------------
      Albert J. Baciocco, Jr................................        1,757(4)
      John A. Becker........................................        2,557
      Joseph R. Coppola.....................................       33,357
      Ruth M. Davis.........................................          357
      Peter P. Donis........................................        3,000
      Clyde H. Folley.......................................        5,000(5)
      Benjamin F. Garmer, III...............................        2,357
      Richard C. Kleinfeldt.................................       30,900
      Ben R. Stuart.........................................        2,357
      James R. Underkofler..................................        4,000
      Thomas L. Taylor......................................       15,968
      James B. Simon........................................       30,800
      Stephen M. Peterson...................................       30,456
      William J. Fife, Jr. (6)..............................       60,000
      All directors and executive officers as a group (20
       persons).............................................      313,394

- --------------------------------------------------------------------------------

(1) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of March 1, 1994: Mr. Baciocco, 1,000 shares; Mr. Becker, 1,000 shares; Mr. Coppola, 1,000 shares; Mr. Folley, 1,000 shares; Mr. Garmer, 1,000 shares; Mr. Stuart, 1,000 shares; Mr. Taylor, 5,468 shares; Mr. Peterson, 12,456 shares; and all current directors and executive officers as a group, 33,924 shares.

(2) Includes the following restricted shares of Common Stock granted under the 1989 Restricted Stock Plan over which the holders have sole voting but no investment power: Mr. Coppola, 30,000 shares; Mr. Kleinfeldt, 30,000 shares; Mr. Taylor, 10,000 shares; Mr. Simon, 30,000 shares; Mr. Peterson, 18,000 shares; Mr. Fife, 60,000 shares; and all directors and executive officers (including the executive officers named in the Summary Compensation Table) as a group, 257,000 shares.

(3) Includes the following restricted shares of Common Stock granted under the 1993 Plan to non-employee directors over which the holders have sole voting but no investment power: Mr. Baciocco, 357 shares; Mr. Becker, 357 shares; Mr. Coppola, 357 shares; Dr. Davis, 357 shares; Mr. Garmer, 357 shares; and Mr. Stuart, 357 shares.

(4) Mr. Baciocco shares voting and investment power over 400 shares of his Common Stock with his wife.

(5) Mr. Folley shares voting and investment power over 4,000 shares of his Common Stock with his wife.

(6) Mr. Fife resigned as Chairman of the Board and Chief Executive Officer and as a director of the Company in April 1993.

OTHER BENEFICIAL OWNERS

 The following table sets forth information, as of December 31, 1993, regarding beneficial ownership by the only persons known to the Company to own more than 5% of the outstanding Common Stock. The beneficial ownership set forth below has been reported in filings made on Schedule 13G with the Securities and Exchange Commission by each of the beneficial owners.

                            AMOUNT AND NATURE OF BENEFICIAL
                                       OWNERSHIP
                            --------------------------------           PERCENT
     NAME AND ADDRESS                           INVESTMENT               OF
    OF BENEFICIAL OWNER       VOTING POWER        POWER      AGGREGATE  CLASS
- --------------------------- ----------------- -------------- --------- -------
                             SOLE    SHARED   SOLE  SHARED
                            ------- --------- ---- ---------
Kemper Financial Services,    -0-   3,133,300 -0-  3,133,300 3,133,300   9.1%
 Inc.
 120 South LaSalle Street
 Chicago, Illinois 60603
Loomis, Sayles & Company,   881,950   4,200   -0-  1,996,300 1,996,300   5.8%
 L.P.
 One Financial Center
 Boston, Massachusetts
 02111

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

 The following table sets forth certain information concerning compensation paid for the last three fiscal years to the persons who served as the Company's Chief Executive Officer during 1993 and each of the Company's four other most highly compensated executive officers whose total cash compensation exceeded $100,000 in fiscal 1993. The persons named in the table are sometimes referred to herein as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                        LONG TERM COMPENSATION
                        ANNUAL          -----------------------
                    COMPENSATION(1)             AWARDS
                   -------------------- -----------------------
                                                     SECURITIES
  NAME AND                               RESTRICTED  UNDERLYING
  PRINCIPAL         SALARY      BONUS      STOCK       STOCK        ALL OTHER
  POSITION    YEAR   ($)        ($)(2)  AWARDS($)(3) OPTIONS(#) COMPENSATION($)(4)
  ---------   ---- --------    -------- ------------ ---------- ------------------
Joseph R.     1993 $174,996    $134,470   $605,523     30,000        $210,293
 Coppola (5)
 Chairman,    1992      --          --         --         --           21,000
  Chief
 Executive    1991      --          --         --         --           20,250
 Officer and
 Director
Richard C.
 Kleinfeldt   1993  199,992      76,837    221,500        --            1,689
 Vice Presi-
  dent--Fi-
  nance,      1992  183,503     123,179        --      18,430           2,182
 Secretary
  and Direc-
  tor         1991  166,417      92,813        --         --            1,756
Thomas L.     1993  177,996     106,473        --         --            1,720
 Taylor
 Group Vice   1992  163,333     126,275        --      16,405           2,182
  President
 and General  1991  137,250     104,931        --         --            1,333
 Manager--
 Integrated
 Automation
 Group
James B. Si-  1993  189,996      72,996    221,500        --            1,611
 mon
 Vice Presi-        178,083     119,795        --      17,924           2,182
  dent--      1992
 Engineering  1991  161,413      76,985        --         --            1,718
 and Total
 Quality
Stephen M.
 Peterson     1993  159,996      61,470    221,500        --            1,338
 Vice Presi-
  dent--      1992  134,333      89,339        --      13,367           2,182
 Worldwide
  Sales       1991  111,837      37,049        --         --            1,057
Clyde H.
 Folley (6)   1993  100,000         --         --         --           16,700
              1992      --          --         --         --           20,250
              1991      --          --         --         --           19,500
William J.
 Fife, Jr.
 (7)          1993  217,831(8)      --         --         --           86,752
              1992  404,167     270,724        --      40,506           6,782
              1991  358,746     199,688        --         --            3,087

- --------------------------------------------------------------------------------

(1) Certain personal benefits provided by the Company and its subsidiaries to the named executive officers are not included in the table. The aggregate amount of such personal benefits for each named executive officer in each year reflected in the table did not exceed the lesser of $50,000 or 10% of the sum of such officer's salary and bonus in each respective year.

(2) Consists of awards under the Company's Management Incentive Compensation Plan, which is a performance-based plan.

(3) The amounts in the table reflect the market value on the date of grant (net of any consideration paid by the named executive officers) of restricted shares of Common Stock awarded under the 1989 Restricted Stock Plan and the 1993 Plan. The number of shares of restricted Common Stock held by the named executive officers and the market value of such shares (net of any consideration paid by the named executive officers) as of December 31, 1993 was as follows: Mr. Coppola, 30,357 shares ($778,693); Mr. Kleinfeldt, 30,000 shares ($770,500); Mr. Taylor, 10,000 shares ($257,000); Mr. Simon,
    30,000 shares ($770,500); Mr. Peterson, 18,000 shares ($462,100); and Mr.
    Fife, 60,000 shares ($1,542,000). Mr. Folley does not hold any restricted shares of Common Stock. During fiscal 1993, the following grants of restricted Common Stock were made to the named executive officers: Mr. Coppola, 30,357 shares, 15,000 shares of which will vest on each of July 1, 1994 and July 1, 1995 and 357 shares of which will vest in accordance with the terms of the 1993 Plan, see "Board of Directors--Director Compensation"; Mr. Kleinfeldt, 10,000 shares, 5,000 shares of which will vest on each of August 1, 1995 and August 1, 1996; Mr. Simon, 10,000 shares, 5,000 shares of which will vest on each of August 1, 1995 and August 1, 1996; and Mr. Peterson, 10,000 shares, 5,000 shares of which will vest on each of August 1, 1994, and August 1, 1996. Holders of shares of restricted Common Stock are entitled to receive dividends on such shares.

(4) The amounts reflected in the table for fiscal 1993 consist of the following: (a) for Mr. Coppola, a $29,167 transfer allowance paid by the Company in connection with Mr. Coppola's appointment as Chairman of the Board and Chief Executive Officer, $16,250 in directors' fees paid prior to Mr. Coppola becoming Chairman of the Board and Chief Executive Officer, a $24,757 contribution credited to Mr. Coppola's account under his supplemental pension arrangement, see "Pension Benefits," and a payment of $140,119 to compensate Mr. Coppola for the loss he incurred upon disposal of his former residence in Houston, Texas; (b) for Mr. Folley, $16,700 in directors' fees paid for periods during which Mr. Folley was not serving as Chairman of the Board and Chief Executive Officer; (c) for Mr. Fife, an aggregate of $83,333 in partial payment of a covenant not to compete contained in Mr. Fife's termination and severance agreement, see "Agreements with Named Executive Officers," $2,856 in life insurance premiums paid by the Company on Mr. Fife's behalf, and a $563 Company matching contribution under the Giddings & Lewis Savings Plan (the "Savings Plan"), which is a profit sharing plan under Section 401(k) of the Internal Revenue Code; and (d) for all other named executive officers, Company matching contributions under the Savings Plan.

(5) Mr. Coppola was elected Chairman of the Board and Chief Executive Officer of the Company in July 1993.

(6) Mr. Folley served as Chairman of the Board and Chief Executive Officer of the Company from April through June 1993.

(7) Mr. Fife resigned as Chairman of the Board and Chief Executive Officer and as a director of the Company in April 1993.

(8) Includes $20,769 paid for accrued but unused vacation time.

STOCK OPTIONS

 The Company has in effect stock option plans pursuant to which options to purchase Common Stock may be granted to key employees (including officers) of the Company and its subsidiaries. The following table presents certain information as to grants of stock options made during fiscal 1993 to Mr. Coppola. No other executive officer was granted options in fiscal 1993.

                       OPTION GRANTS IN 1993 FISCAL YEAR

                                                                         POTENTIAL REALIZABLE
                                                                       VALUE AT ASSUMED ANNUAL
                                                                               RATES OF
                                                                       STOCK PRICE APPRECIATION
                                                                                 FOR
                          INDIVIDUAL GRANTS                             TEN-YEAR GRANT TERM(2)
- ---------------------------------------------------------------------- ------------------------
                         NUMBER OF
                         SECURITIES  PERCENT OF
                         UNDERLYING TOTAL OPTIONS EXERCISE             AT 0%   AT 5%    AT 10%
                          OPTIONS    GRANTED TO    OR BASE             ANNUAL  ANNUAL   ANNUAL
                          GRANTED   EMPLOYEES IN    PRICE   EXPIRATION GROWTH  GROWTH   GROWTH
   NAME                    (#)(1)    FISCAL YEAR  ($/SHARE)    DATE     RATE    RATE     RATE
   ----                  ---------- ------------- --------- ---------- ------ -------- --------
Joseph R. Coppola ......   30,000       71.4%        $20      7/1/03    $ 0   $377,337 $956,245

- --------------------------------------------------------------------------------

(1) The options reflected in the table (which are non-qualified options for purposes of the Internal Revenue Code) were granted on July 1, 1993 and vest ratably over the three-year period from the date of grant.

(2) This presentation is intended to disclose the potential value which would accrue to the optionee if the option were exercised the day before it would expire and if the per share value had appreciated at the compounded annual rate indicated in each column. The assumed rates of appreciation of 5% and 10% are prescribed by the rules of the Securities and Exchange Commission regarding disclosure of executive compensation. The assumed annual rates of appreciation are not intended to forecast possible future appreciation, if any, with respect to the price of the Common Stock.

 The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the 1993 fiscal year and the fiscal year-end value of unexercised options held by such persons.

                      AGGREGATED OPTION EXERCISES IN 1993
                 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF
                                                   SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS AT    IN-THE-MONEY OPTIONS AT
                           SHARES       VALUE       FISCAL YEAR-END (#)     FISCAL YEAR-END ($)(1)
                         ACQUIRED ON   REALIZED  ------------------------- -------------------------
    NAME                 EXERCISE (#)   ($)(1)   EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
    ----                 -----------  ---------- ----------- ------------- ----------- -------------
Joseph R. Coppola.......       --     $               --        31,000       $   --      $186,313
Richard C. Kleinfeldt...    26,143       315,688      --        32,287           --       448,722
Thomas L. Taylor........    10,000       115,000    5,468       30,937        32,808      408,122
James B. Simon..........    25,975       314,806      --        31,949           --       446,694
Stephen M. Peterson.....     8,000       145,000    4,456       24,911        26,736      335,466
Clyde H. Folley.........       --            --       --         1,000           --        13,813
William J. Fife, Jr.....   120,000     1,921,875      --           --            --           --

- --------------------------------------------------------------------------------

(1) The dollar values are calculated by determining the difference between the fair market value of the underlying Common Stock and the exercise price of the options at exercise or fiscal year-end, respectively.

PENSION PLAN BENEFITS

 The following table shows at different levels of remuneration and years of credited service the estimated annual benefits payable as a straight life annuity to a covered participant (assuming retirement at age 65) under the Giddings & Lewis Retirement Plan as presently in effect (the "Retirement Plan") and under the Company's unfunded supplemental benefit pension plan, which provides benefits that would otherwise be denied participants by reason of certain limitations imposed by the Internal Revenue Code on qualified plan benefits (the "excess benefit plan").

                               PENSION PLAN TABLE

                                                 YEARS OF SERVICE
   AVERAGE                 ------------------------------------------------------------
REMUNERATION                  5      10       15       20       25       30       35
- ------------               ------- ------- -------- -------- -------- -------- --------
  $ 75,000................ $ 6,188 $12,375 $ 18,563 $ 24,750 $ 30,938 $ 37,125 $ 43,313
   150,000................  12,375  24,750   37,125   49,500   61,875   74,250   86,625
   200,000................  16,500  33,000   49,500   66,000   82,500   99,000  115,500
   300,000................  24,750  49,500   74,250   99,000  123,750  148,500  173,250
   400,000................  33,000  66,000   99,000  132,000  165,000  198,000  231,000
   450,000................  37,125  74,250  111,375  148,500  185,625  222,750  259,875

 Remuneration covered by the plans is a participant's salary and bonus, as shown in the Summary Compensation Table, whether or not such compensation has been deferred at the participant's election. Benefits are based on a participant's average remuneration for the five consecutive of the last ten calendar years for which such average is the highest, or in the case of a participant who has been employed for less than five full calendar years, the period of his employment covered by the plans. Under the Retirement Plan, only salary, as shown in the Summary Compensation Table, up to the limits imposed by the Internal Revenue Code, is taken into account. The 1993 compensation limit applicable to the Retirement Plan is $235,840. The number of years of credited service as of December 31, 1993 that will be recognized for certain of the named executive officers is as follows: Mr. Kleinfeldt, 29 years; Mr. Taylor, 25 years; Mr. Simon, 29 years; and Mr. Peterson, 25 years. Benefits under the plans include a Social Security offset only for benefits attributable to service before 1989. No benefits are payable under the plans unless a participant has at least five years of service. Mr. Coppola does not, and Mr. Folley during his tenure as an executive officer of the Company did not, participate in the Retirement Plan and the excess benefit plan. At the time of his resignation, Mr. Fife had 6.6 years of credited service under the Retirement Plan. Mr. Fife did not participate in the excess benefit plan.

 In addition to the benefit plans reflected in the table, the Company maintains another unfunded supplemental benefit pension plan covering only those persons who were serving as elected officers of the Company on December 31, 1990 to provide benefit accruals to these individuals on their service after 1988 under the pre-1988 Retirement Plan benefit formula. The Company also has in effect an unfunded supplemental pension arrangement for the benefit of Mr. Coppola. This arrangement provides for an annual benefit accrual to be credited to Mr. Coppola's account in an amount equal to 8% of his salary and bonus. Mr. Coppola is fully vested under this arrangement and will be entitled to receive the amounts credited to his account upon retirement plus credited earnings thereon.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

 The Company entered into an employment agreement with Mr. Coppola effective July 1, 1993 pursuant to which the Company will employ Mr. Coppola as its Chairman of the Board and Chief Executive Officer until the earlier of June 30, 1996 or his death, disability or termination (whether for cause or voluntarily by the Company or Mr. Coppola). Mr. Coppola's employment agreement provides for an annual base salary of $350,000 (subject to upward adjustment) and entitles Mr. Coppola to participate in the bonus and other employee benefit plans (other than the Retirement Plan and the excess benefit plan) generally available to the Company's executive officers. In lieu of participation in the Retirement Plan and the excess benefit plan, Mr. Coppola's agreement provides him with the unfunded supplemental retirement plan described under "Pension Plan Benefits" above. In connection with his employment agreement, Mr. Coppola was also granted 30,000 shares of restricted Common Stock under the 1989 Restricted Stock Plan and options to purchase 30,000 shares of Common Stock under the 1989 Stock Option Plan. Under the terms of his employment agreement, if Mr. Coppola's employment is voluntarily terminated by the Company without cause, Mr. Coppola will be entitled to receive his then current base salary and continuing health insurance until June 30, 1996. The employment agreement also contains a covenant not to compete which extends for a period of two years after Mr. Coppola's term of employment ends.

 The Company also has employment and severance agreements with certain of its executive officers, including Messrs. Coppola, Kleinfeldt, Taylor, Simon and Peterson. The agreements provide that each executive officer is entitled to benefits if, within five years after a change in control of the Company (as defined in the agreements), the officer's employment is ended through (i) termination by the Company, other than by reason of death or disability or for cause (as defined in the agreements), or (ii) termination by the officer following the first anniversary of the change in control or due to a breach of the agreement by the Company or a significant change in the officer's responsibilities. The benefits provided are: (i) a cash termination payment of up to three times the sum of the executive officer's annual salary and his highest annual bonus during the three years before the termination and (ii) continuation for up to five years of equivalent hospital, medical, dental, accident, disability and life insurance coverage as in effect at the time of termination. Each agreement provides that if any portion of the benefits under the agreement or under any other agreement for the officer would constitute an "excess parachute payment" for purposes of the Internal Revenue Code, benefits will be reduced so that the officer will be entitled to receive $1 less than the maximum amount which he could receive without becoming subject to the 20% excise tax imposed by the Code, or which the Company may pay without loss of deduction under the Code. With respect to Mr. Coppola, any benefits payable under his employment and severance agreement are in lieu of the severance payments that may be due Mr. Coppola under his employment agreement.

 In August 1993, the Company entered into a termination and severance agreement with Mr. Fife, the Company's former Chairman and Chief Executive Officer. Pursuant to the terms of this agreement, Mr. Fife forfeited options to purchase 120,000 shares of Common Stock and 60,000 shares of restricted Common Stock previously awarded to him. The Company agreed to (i) continue Mr. Fife's group health insurance coverage and term life insurance policy for one year (or, if earlier, until he is covered by another group health and/or life insurance plan), (ii) pay Mr. Fife for accrued but unused vacation time, and (iii) pay Mr. Fife $250,000 per year over the two-year term of a non-compete and confidentiality arrangement. Under his agreement, Mr. Fife released the Company from any and all liability and agreed, among other things, not to solicit for employment any person employed by the Company during the two-year term of the covenant not to compete. The agreement also obligated Mr. Fife to purchase from the Company a four unit condominium located in Tan-tar-a, Missouri and a 216 acre tract of land outside of Fond du Lac, Wisconsin. The Tan-tar-a condominium, which Mr. Fife sold to the Company for $155,000 in June 1992, was repurchased by Mr. Fife for $301,827 in cash. The Fond du Lac property, which was purchased by the Company for $380,000 in December 1992 in conjunction with Mr. Fife's purchase from the same seller of an adjacent 70 acre tract of land, was purchased by Mr. Fife for $402,925 by delivery of a promissory note to the Company. Such promissory note bears no interest until maturity and is due on the earlier of September 1, 1994 or Mr. Fife's receipt of proceeds from the sale of any of his remaining shares of restricted Common Stock. In the event that Mr. Fife violates the terms of the agreement, the Company is entitled to withhold and terminate all payments and benefits provided under the agreement and recover from Mr. Fife all payments and benefits previously provided to him thereunder.

EXECUTIVE RELOCATION PROGRAM

 In connection with the relocation of executive officers at the Company's request, the Company from time to time offers an interest-free advance to allow an executive officer to finance the purchase of a new home while the executive is in the process of selling his existing home. In July 1993, Robert W. Kynast, Group Vice President and General Manager of the Company's Automation Measurement and Control Group, received a $140,000 advance from the Company in connection with his transfer to the Company's Dayton, Ohio facility. Mr. Kynast repaid the amount advanced in January and March 1994.

REPORT ON EXECUTIVE COMPENSATION

 The Compensation Committee of the Board is responsible for all aspects of the Company's compensation package offered to its corporate officers, including the named executive officers. The following report was prepared by the members of the Compensation Committee.

 The Company's executive compensation program is designed to be closely linked to corporate performance and returns to shareholders. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals and to appreciation in the Company's stock price. The overall objectives of this strategy are to attract and retain qualified executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and shareholder interests through equity based plans and to provide a compensation package that recognizes individual contributions as well as overall business results.

 The Compensation Committee continually monitors the operation of the executive compensation program and annually conducts a full review of the Company's programs. This review includes a comprehensive review by independent compensation consultants assessing the effectiveness of the Company's compensation program by comparing the Company's executive compensation, corporate performance, stock price appreciation and total return to shareholders to both general compensation survey data and to a group of public companies that have characteristics similar to the Company with respect to size and performance. The Compensation Committee reviews the selections of companies used for this analysis.

 The annual compensation review permits an ongoing evaluation of the link between the Company's performance and its executive compensation in the context of the compensation programs of other similar companies. The companies included in this comparison are not limited to those companies which constitute the Standard & Poor's Diversified Machinery Index to which the Company compares its cumulative return (see "Performance Information"). The Compensation Committee believes that expansion of the comparison group is appropriate since each of the companies in the Standard & Poor's Diversified Machinery Index has greater total revenue than the Company. The Compensation Committee's target is to set compensation at the median level relative to the compensation peer group.

 The Compensation Committee determines the compensation of the Chief Executive Officer, and sets the policy for, reviews, and approves the recommendations of management (subject to such adjustments as may be deemed appropriate by the Compensation Committee and subject to the Committee's sole discretion regarding awards for stock options and restricted shares) with respect to the compensation awarded to other corporate officers (including the other named executive officers). The key elements of the Company's compensation program consist of base salary, annual bonus opportunity, and grants of stock options and restricted stock. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded the Company's Chief Executive Officer, are discussed below. While the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to the individual, including pension benefits, supplemental retirement benefits, severance plans, life insurance, and other welfare benefits and perquisites consistent with prevailing industry practices as well as the programs described below.

 Base Salaries. The Company has established competitive base salary ranges for all executive officers, including the named executive officers. These salary ranges are based on the recommendations of the Company's independent compensation consultants, and are reviewed annually to assure their continuing competitiveness. The basis for setting these ranges is an analysis of recognized compensation surveys that include hundreds of companies. The Company's policy is to target its base salary ranges at the median of the competitive market.

 Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer and also take into account new responsibilities. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered. The Compensation Committee, where appropriate, also considers nonfinancial performance measures. These include increase in market share, manufacturing efficiency gains, improvements of product quality and improvements in relations with customers, suppliers and employees. These factors are considered on a case-by-case basis and the Compensation Committee does not assign any specific weight to any one of these factors.

 After a search, Mr. Coppola was hired as the Company's Chief Executive Officer on July 1, 1993. His base salary was set at $350,000, which reflected the salary range established for this position by the Compensation Committee based on discussions with outside consultants and Mr. Coppola's prior experience and managerial expertise, his knowledge of the Company's operations and the industry in which the Company operates, and his knowledge of the Company's customer base. In addition, in setting Mr. Coppola's base salary, the Compensation Committee recognized the need to consider Mr. Coppola's compensation at his former employer.

 Mr. Folley, who served as Chief Executive Officer of the Company from April 1993 until Mr. Coppola was hired, was paid $100,000 for his services. The amount paid Mr. Folley was set based on his broad business experience and the scope of his assigned duties with the Company. Mr. Fife, who resigned as Chief Executive Officer of the Company in April 1993, was paid his normal base salary for the period prior to his resignation. Mr. Fife remained an employee of the Company until August 27, 1993, at which time he entered into a termination and separation agreement with the Company. The terms of this agreement are described elsewhere in this Proxy Statement. See "Agreements with Named Executive Officers."

 Annual Bonus. The Company's executive officers are eligible for an annual cash bonus under the Company's Management Incentive Compensation Plan. Corporate performance objectives under this Plan are established at the beginning of each year. Eligible executives are assigned minimum, target, maximum and reach bonus levels. The target bonus levels represent competitive target bonuses based on recognized compensation survey data as determined by the Compensation Committee in consultation with the Company's independent compensation consultants.

 The corporate performance measure for bonus payments is based, depending upon the circumstances, in part or in whole on return on average shareholders equity ("ROE"). Bonuses for those executives with business unit accountability are based 50% on the unit's success in meeting bookings and earnings goals for the period and 50% on the Company's ROE. Bonuses for those executives, including Mr. Coppola, without specific unit accountability are based solely on ROE. In all cases, if the minimum corporate ROE is not met, no bonuses will be paid. In 1993, the Company fell short of its target ROE objective but above its minimum objective. Based on these results, Mr. Coppola was awarded a bonus of $134,470 against a target bonus of $175,000. In accordance with Mr. Coppola's employment agreement, the Company agreed to calculate Mr. Coppola's 1993 bonus as if he had been employed for the full calendar year to reflect the fact that he forfeited his 1993 bonus at his former employer.

 Stock Options. Under the Company's stock option plans, which were approved by shareholders, stock options are granted to key employees of the Company, including key executive officers. Based on recommendations of independent compensation consultants retained by the Company, the Compensation Committee has set guidelines for the size of stock option awards based on competitive compensation practices among comparable organizations. The Compensation Committee does take past and current corporate performance into account in establishing guidelines governing stock option awards. In determining whether to grant stock options and the guidelines governing such grants, the Compensation Committee also considers the size of prior grants made to the Company's executive officers.

 In connection with his employment, the Compensation Committee granted an option to purchase 30,000 shares of Common Stock to Mr. Coppola. The option has an exercise price of $20 per share which reflects the market value of the Common Stock on the date of the award. No other executive officer was awarded stock options in 1993.

 Restricted Stock. From time to time, the Compensation Committee grants executives shares of restricted stock to recognize corporate success (including corporate performance) and individual contributions. The Compensation Committee, considering recommendations made by the Chief Executive Officer, decides appropriate award amounts based on the circumstances of the situation, e.g., in the case of a new hire, the level of the position to be filled and the qualifications of the executive sought to satisfy that role. In determining whether to grant shares of restricted stock and the number of shares subject to the grants made, the Compensation Committee considers the size of prior restricted stock grants made to the Company's executive officers. Based upon recommendations of management, grants of restricted stock to the Company's executive officers were made in June 1993. In addition, upon the commencement of Mr. Coppola's employment as Chief Executive Officer on July 1, 1993, he was granted 30,000 shares of restricted stock. It was the Compensation Committee's determination that the value of this restricted stock grant approximated the value in his former employer's long-term compensation plan that Mr. Coppola forfeited upon joining the Company.

 Stock Retention Policy. The Compensation Committee has adopted guidelines to assist key employees, including executive officers, in determining appropriate levels of Common Stock ownership. The guidelines set forth a minimum value of Common Stock which the Compensation Committee suggests each key employee hold. The minimum value established for any particular individual relates to varying multiples of his or her salary depending upon the individual's position with the Company. The multiple is the highest for the Chief Executive Officer. The Compensation Committee expects the guidelines will be met no later than December 31, 1996 by all current covered executive officers and within three years after hire or promotion for all new executive officers covered by the guidelines.

 Section 162(m) Limitations. Under Section 162(m) of the Internal Revenue Code, a tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Compensation Committee's commitment to link compensation with performance as described in this report, the Compensation Committee currently intends to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m).

 Conclusion. Through the programs described above, a significant portion of the Company's executive compensation is linked directly to corporate performance and stock price appreciation. In 1993, as in previous years, 35% to 50% of the Company's executive compensation consisted of these performance-based variable elements, based on a five-year projection of total compensation for each of the executive officers. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

                             GIDDINGS & LEWIS, INC.
                             COMPENSATION COMMITTEE

                  Ben R. Stuart, Chairman  John A. Becker
                  Albert J. Baciocco, Jr.  Benjamin F. Garmer, III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

 The current members of the Compensation Committee are identified above. Mr. Garmer, a member of the Compensation Committee, is a partner in the law firm of Foley & Lardner, Milwaukee, Wisconsin. Foley & Lardner has acted as outside counsel for the Company since its initial public offering in 1989. Mr. Coppola served as a member of the Compensation Committee prior to his election as Chairman of the Board and Chief Executive Officer of the Company on July 1, 1993.

                            PERFORMANCE INFORMATION

 The following graph compares on a cumulative basis the yearly changes since July 20, 1989 (the date of the Company's initial public offering) in (a) the total shareholder return on the Common Stock with (b) the total return on the Standard & Poor's 500 Composite Index (the "S&P 500 Index") and (c) the total return on the Standard & Poor's Diversified Machinery Index (the "S&P Diversified Machinery Index"). Such yearly changes have been measured by dividing (a) the sum of (i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on July 20, 1989 in Common Stock, the S&P 500 Index and the S&P Diversified Machinery Index.


                             [GRAPH APPEARS HERE]


                         JULY 20, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                           1989       1989         1990         1991         1992         1993
                         -------- ------------ ------------ ------------ ------------ ------------
GIDDINGS & LEWIS, INC...   $100       $119         $128         $220         $372         $375
S&P 500.................    100        109          103          129          134          161
S&P DIVERSIFIED
 MACHINERY..............    100        101           87           95          102          164

                                 MISCELLANEOUS

INDEPENDENT AUDITORS

 Ernst & Young acted as the independent auditors for the Company in 1993 and it is anticipated that such firm will be similarly appointed to act in 1994. Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire. Such representatives are also expected to be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

 Proposals which shareholders of the Company intend to present at and have included in the Company's proxy statement for the 1995 annual meeting must be received by the Company by the close of business on November 24, 1994. In addition, a shareholder who otherwise intends to present business at the 1995 annual meeting must comply with the requirements set forth in the Company's By-laws. Among other things, to bring business before an annual meeting, a shareholder must give written notice thereof to the Secretary of the Company in advance of the meeting in compliance with the terms and within the time periods specified in the By-laws.

OTHER MATTERS

 Section 16(a) of the Exchange Act requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based on such forms, the Company believes that all its officers and directors have complied with the Section 16(a) filing requirements, except that William J. Fife, Jr., a former executive officer and director of the Company, filed a year-end report on Form 5 which covered an aggregate of fourteen transactions, seven of which were not reported on a timely basis.

 The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and regular employees of the Company. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies from brokers, banks and other nominees for an estimated fee of $5,500 plus out-of-pocket expenses. The Company may also reimburse brokers and other nominees for their expenses in communicating with the persons for whom they hold Common Stock.

                                          By Order of the Board of Directors
                                          GIDDINGS & LEWIS, INC.

                                          Richard C. Kleinfeldt
                                          Secretary

March 24, 1994

                               GRAPHICS APPENDIX


1. Page 2 of the Proxy Statement contains photographs of each of the three nominees for election as directors at the Company's 1994 Annual Meeting of Shareholders, and Pages 3 and 4 contain photographs of each of the other seven directors of the Company.

2. Page 17 of the Proxy Statement contains a graph comparing the total shareholder return on the Common Stock of the Company for the period from the date of the Company's initial public offering through December 31, 1993 with the total return on the Standard & Poor's 500 Composite Index and the Standard & Poor's Diversified Machinery Index.

                    This Proxy is Solicited on Behalf of the Board of Directors

                             The undersigned hereby appoints Joseph R. Coppola
GIDDINGS & LEWIS, INC.       and Richard C. Kleinfeldt, and each of them,
142 Doty Street              as Proxies with the power of substitution (to
Fond du Lac, Wisconsin 54935 act jointly or if only one acts then by that one)
                             and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Giddings & Lewis, Inc. held of record by the undersigned on March 4, 1994, at the annual meeting of shareholders to be held on April 27, 1994, or any adjournment or postponement thereof.


                             1. ELECTION OF DIRECTORS
                                [] FOR all nominees listed [] WITHHOLD AUTHORITY
                                   below (except as marked    to vote for all
                                   to the contrary below)     nominees listed
                                                              below


                             Terms expiring at the 1997 Annual Meeting:
                               J. Coppola, C. Folley and B. Stuart


        PROXY                INSTRUCTION: To withhold authority to vote for any
                              individual nominee, write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------

                             2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                PROPERLY COME BEFORE THE MEETING.


                                   (Continued on reverse side)







This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees.

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        DATED:_________________________, 1994,


                                        ______________________________________
                                        Signature

                                        ______________________________________
                                        Signature (if held jointly)



PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                    This Proxy is Solicited on Behalf of the Board of Directors

                             The undersigned hereby appoints Joseph R. Coppola
GIDDINGS & LEWIS, INC.       and Richard C. Kleinfeldt, and each of them,
142 Doty Street              as Proxies with the power of substitution (to
Fond du Lac, Wisconsin 54935 act jointly or if only one acts then by that one)
                             and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Giddings & Lewis, Inc. held of record by the undersigned on March 4, 1994, at the annual meeting of shareholders to be held on April 27, 1994, or any adjournment or postponement thereof.


                             1. ELECTION OF DIRECTORS
                                [] FOR all nominees listed [] WITHHOLD AUTHORITY
                                   below (except as marked    to vote for all
                                   to the contrary below)     nominees listed
                                                              below


                             Terms expiring at the 1997 Annual Meeting:
                               J. Coppola, C. Folley and B. Stuart


        PROXY                INSTRUCTION: To withhold authority to vote for any
                              individual nominee, write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------

                             2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                PROPERLY COME BEFORE THE MEETING.


                                   (Continued on reverse side)






                                 SAVINGS PLAN


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees.

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        DATED:_________________________, 1994,


                                        ______________________________________
                                        Signature

                                        ______________________________________
                                        Signature (if held jointly)



PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

                    This Proxy is Solicited on Behalf of the Board of Directors

                             The undersigned hereby appoints Joseph R. Coppola
GIDDINGS & LEWIS, INC.       and Richard C. Kleinfeldt, and each of them,
142 Doty Street              as Proxies with the power of substitution (to
Fond du Lac, Wisconsin 54935 act jointly or if only one acts then by that one)
                             and hereby authorizes them to represent and to vote as designated below all of the shares of Common Stock of Giddings & Lewis, Inc. held of record by the undersigned on March 4, 1994, at the annual meeting of shareholders to be held on April 27, 1994, or any adjournment or postponement thereof.


                             1. ELECTION OF DIRECTORS
                                [] FOR all nominees listed [] WITHHOLD AUTHORITY
                                   below (except as marked    to vote for all
                                   to the contrary below)     nominees listed
                                                              below


                             Terms expiring at the 1997 Annual Meeting:
                               J. Coppola, C. Folley and B. Stuart


        PROXY                INSTRUCTION: To withhold authority to vote for any
                              individual nominee, write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------

                             2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
                                TO VOTE UPON SUCH OTHER BUSINESS AS MAY
                                PROPERLY COME BEFORE THE MEETING.


                                   (Continued on reverse side)






                          DIVIDEND REINVESTMENT PLAN


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the election of the Board's nominees.

                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When signing
                                        as attorney, executor, administrator,
                                        trustee or guardian, please give full
                                        title as such. If a corporation, please
                                        sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        DATED:_________________________, 1994,


                                        ______________________________________
                                        Signature

                                        ______________________________________
                                        Signature (if held jointly)



PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE